SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                              TO SECTION 13 OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                  March 10, 2000
                                                                  --------------

                            SONOMAWEST HOLDINGS, INC.
                           (formerly Vacu-dry Company)
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             (Exact Name of Registrant as Specified in Its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


                  01912                                  94-1069729
         ----------------------             ------------------------------------
         Commission File Number             (I.R.S. Employer Identification No.)


 1448 Industrial Avenue, Sebastopol, CA                  95472-4848
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(Address of Principal Executive Office)                   Zip Code


                                 (707) 824-2548
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              (Registrant's Telephone Number, Including Area Code)


             100 Stony Point Road, Suite 200, Santa Rosa, CA 95401
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          (Former Name or Former Address, if Changed Since Last Report

ITEM 5.   RELOCATION OF REGISTRANT'S HEADQUARTERS OFFICES

          Effective March 10, 2000 Registrant relocated its corporate headquarters offices to 1448 Industrial Avenue, Sebastopol, California 95472-4848 (Telephone (707) 824-2548.) The Company's headquarters offices were previously located at 100 Stony Point Road, Suite 200, Santa Rosa, California 95401.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SonomaWest Holdings, Inc.


                                                     By:  /s/ GARY L. HESS
                                                         ---------------------
                                                          Gary L. Hess
                                                     Its: President & CEO

Date:    March 23, 2000